Exhibit 99.1

Total System Services, Inc.
One TSYS Way	+1.706.649.2307
Post Office Box 2567	+1.706.649.5740
Columbus GA 31902-2567	www.tsys.com

For immediate release:

Contacts:

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

TSYS Reports Operating Income Growth of 12.0%

and EPS of $0.32 for the Third Quarter

COLUMBUS, Ga., October 23, 2012 — TSYS (NYSE: TSS) today reported results for the third quarter of 2012. For the quarter, basic earnings per share was $0.32, an increase of 5.7% over 2011. Revenues before reimbursable items were $406.1 million and operating income was $90.9 million, increases of 4.1% and 12.0%, respectively, as compared to 2011. Total revenues for the quarter were $468.1 million, an increase of 1.8% over 2011, and were impacted by a decrease of $7.6 million in reimbursable items.

The operating margin for the quarter was 22.4%, an increase of 157 basis points over the third quarter of last year. The increase is attributable to the 4.1% increase in revenues before reimbursable items while expenses before reimbursable items were up 2.0%.

POS transactions, excluding deconverted clients in the indirect merchant business, were up 9.5% and sales volume in the direct merchant business was up 17.4%. Excluding the impact of the acquisition, sales volume was up 9.3%. North America and International issuer processing businesses grew with same client transactions up 10.1% over last year.

“In August, TSYS formed a joint venture with Central Payment Co., LLC to further strengthen our sales distribution channels in the direct merchant business. Also during the quarter, we spent $61.2 million as we purchased 2.6 million shares of our stock bringing our share repurchases since September 2010 to 12.3 million and a total spend of $227.0 million. We continue to see value in our buyback program, absent a strategic acquisition, and have 7.7 million shares remaining under the plan that expires in April 2014. We also closed a new credit facility of $500 million this quarter with a 5-year term loan of $150 million and a 5-year revolver of $350 million that included nine banks. This new revolver, along with our free cash flow, will provide us with more financial flexibility as we continue to make investments that we expect to grow our company and enhance shareholder return,” said Tomlinson.

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, October 23. The conference call can be accessed via simultaneous Internet broadcast at tsys.com by clicking on the link under “Webcasts” on the main homepage. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call. A slide presentation to accompany the call will be available by clicking on the link under “Webcasts” on the main homepage of tsys.com.

Non-GAAP Measures

The financial highlights section of this release contains the non-GAAP financial measures of revenues and operating results on a constant currency basis to describe TSYS’ performance. Management uses these non-GAAP financial measures to better understand and assess TSYS’ operating results and financial performance. TSYS believes these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in understanding and evaluating its operating results.

Additional information about non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP measures are included on pages 11 and 12 of this release.

About TSYS

At TSYS, (NYSE: TSS), we believe payments should revolve around people — not the other way around. We call this belief “People-Centered Payments.” By putting people at the center of every decision we make, with unmatched customer service and industry insight, TSYS is able to support financial institutions, businesses and governments in more than 80 countries. Offering merchant payment-acceptance solutions as well as services in credit, debit, prepaid, mobile, chip, healthcare and more, we make it possible for those in the global marketplace to conduct safe and secure electronic transactions with trust and convenience.

TSYS’ headquarters are located in Columbus, Georgia, with local offices spread across the Americas, EMEA and Asia-Pacific. TSYS provides services to more than half of the top 20 international banks, is a Fortune 1000 company and was named one of the 2012 World’s Most Ethical Companies by Ethisphere magazine. For more information, please visit us at www.tsys.com.

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding TSYS expectation that the investments TSYS makes will grow the company and enhance shareholder return, and the assumptions underlying such statements. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to, the ultimate results of TSYS’ investments may not have a positive impact on TSYS’ business as is currently expected for a number of reasons including fluctuations in the price of our stock and acquired companies not performing as expected. Additional risks and other factors that could cause actual results to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

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TSYS Announces Third Quarter 2012 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	Percent Change	2012	2011	Percent Change
Total revenues	$468,059	459,747	1.8%	$1,391,872	1,336,732	4.1%

Cost of services	315,685	321,481	(1.8)	946,612	935,024	1.2
Selling, general and administrative expenses	61,481	57,086	7.7	177,439	168,970	5.0

Operating income	90,893	81,180	12.0	267,821	232,738	15.1
Nonoperating expenses	(579)	(3,794)	84.7	(2,802)	(5,363)	47.8

Income before income taxes, noncontrolling interests and equity in income of equity investments	90,314	77,386	16.7	265,019	227,375	16.6
Income taxes	30,228	24,286	24.5	84,336	73,102	15.4

Income before noncontrolling interests and equity in income of equity investments	60,086	53,100	13.2	180,683	154,273	17.1
Equity in income of equity investments	1,957	4,588	(57.3)	6,983	7,475	(6.6)

Net income	62,043	57,688	7.5	187,666	161,748	16.0
Net income attributable to noncontrolling interests	(1,731)	460	nm	(4,248)	(1,064)	nm

Net income attributable to TSYS common shareholders	$60,312	58,148	3.7%	$183,418	160,684	14.1%

Basic earnings per share	$0.32	0.30	5.7%	$0.97	0.83	16.6%

Diluted earnings per share	$0.32	0.30	5.2%	$0.97	0.83	16.1%

Dividends declared per share	$0.10	0.07		$0.30	0.21

nm = not meaningful

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TSYS Announces Third Quarter 2012 Earnings

TSYS

Consolidated Statements of Comprehensive Income

(unaudited)

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net income	$62,043	57,688	187,666	161,748
Other comprehensive income (loss), net of tax:
Foreign currency translation adjustments	9,999	(9,244)	2,935	2,713
Postretirement healthcare plan adjustments	(1,537)	1,156	(1,250)	793

Other comprehensive income (loss)	8,462	(8,088)	1,685	3,506

Comprehensive income	70,505	49,600	189,351	165,254
Comprehensive income attributable to noncontrolling interests	1,709	(265)	3,844	1,934

Comprehensive income attributable to TSYS common shareholders	$68,796	49,865	185,507	163,320

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TSYS Announces Third Quarter 2012 Earnings

TSYS

Earnings Per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended September 30, 2012		Three Months Ended September 30, 2011		Nine Months Ended September 30, 2012		Nine Months Ended September 30, 2011
	Common Stock	Participating Securities	Common Stock	Participating Securities	Common Stock	Participating Securities	Common Stock	Participating Securities
Basic Earnings per share:
Net income	$60,312		58,148		$183,418		160,684
Less income allocated to nonvested awards	(191)	191	(208)	208	(613)	613	(592)	592

Net income allocated to common stock for EPS calculation ( a )	$60,121	191	57,940	208	$182,805	613	160,092	592

Average common shares outstanding ( b )	187,269	609	190,706	691	187,911	642	191,823	715

Average common shares and participating securities	187,878		191,397		188,553		192,538

Basic Earnings per share ( a )/( b )	$0.32	0.31	0.30	0.30	$0.97	0.96	0.83	0.83

Diluted Earnings per share:
Net income	$60,312		58,148		$183,418		160,684
Less income allocated to nonvested awards	(191)	191	(208)	208	(611)	611	(591)	591

Net income allocated to common stock for EPS calculation ( c )	$60,121	191	57,940	208	$182,807	611	160,093	591

Average common shares outstanding	187,269	609	190,706	691	187,911	642	191,823	715
Increase due to assumed issuance of shares related to common equivalent shares outstanding	1,218		376		1,138		392

Average common and common equivalent shares outstanding ( d )	188,487	609	191,082	691	189,049	642	192,215	715

Average common and common equivalent shares and participating securities	189,096		191,773		189,691		192,930

Diluted Earnings per share ( c )/( d )	$0.32	0.31	0.30	0.30	$0.97	0.95	0.83	0.83

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TSYS Announces Third Quarter 2012 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
			Change				Change
	2012	2011	$	%	2012	2011	$	%
Revenues before reimbursable items
North America Services	$203,497	206,087	(2,590)	(1.3)%	613,111	599,451	13,660	2.3%
International Services	98,184	96,140	2,044	2.1%	293,722	277,337	16,385	5.9%
Merchant Services	107,786	93,220	14,566	15.6%	303,842	272,780	31,062	11.4%
Intersegment revenues	(3,415)	(5,285)	1,870	35.4%	(10,753)	(16,553)	5,800	35.0%

Revenues before reimbursable items from external customers	$406,052	390,162	15,890	4.1%	1,199,922	1,133,015	66,907	5.9%

Total revenues
North America Services	$237,625	243,899	(6,274)	(2.6)%	717,781	708,360	9,421	1.3%
International Services	102,691	99,891	2,800	2.8%	306,466	288,271	18,195	6.3%
Merchant Services	132,746	122,933	9,813	8.0%	383,167	361,774	21,393	5.9%
Intersegment revenues	(5,003)	(6,976)	1,973	28.3%	(15,542)	(21,673)	6,131	28.3%

Revenues from external customers	$468,059	459,747	8,312	1.8%	1,391,872	1,336,732	55,140	4.1%

Depreciation and amortization
North America Services	$18,583	19,996	(1,413)	(7.1)%	55,857	59,387	(3,530)	(5.9)%
International Services	14,701	12,847	1,854	14.4%	42,617	36,515	6,102	16.7%
Merchant Services	9,290	8,772	518	5.9%	26,743	27,232	(489)	(1.8)%
Corporate Admin	669	753	(84)	(11.2)%	2,112	2,269	(157)	(6.9)%

Total depreciation and amortization	$43,243	42,368	875	2.1%	127,329	125,403	1,926	1.5%

Segment operating income
North America Services	$69,561	68,016	1,545	2.3%	209,794	187,284	22,510	12.0%
International Services	7,725	8,278	(553)	(6.7)%	21,277	29,426	(8,149)	(27.7)%
Merchant Services	34,508	27,398	7,110	26.0%	101,677	80,029	21,648	27.1%
Corporate Admin	(20,901)	(22,512)	1,611	7.2%	(64,927)	(64,001)	(926)	(1.4)%

Operating income	$90,893	81,180	9,713	12.0%	267,821	232,738	35,083	15.1%

Other:
Reimbursable items:
North America Services	$34,128	37,812	(3,684)	(9.7)%	104,670	108,910	(4,240)	(3.9)%
International Services	4,507	3,751	756	20.2%	12,745	10,934	1,811	16.6%
Merchant Services	24,960	29,713	(4,753)	(16.0)%	79,324	88,993	(9,669)	(10.9)%
Intersegment revenues	(1,588)	(1,690)	102	6.0%	(4,789)	(5,118)	329	6.4%

Reimbursable items	$62,007	69,586	(7,579)	(10.9)%	191,950	203,719	(11,769)	(5.8)%

Volumes:
FTEs (full-time equivalents)
North America Services					4,014	4,306	(292)	(6.8)%
International Services					2,517	2,318	199	8.6%
Merchant Services					1,427	1,167	260	22.3%
Corporate Admin					425	398	27	6.8%

FTEs					8,383	8,189	194	2.4%

					At		Change
Total assets (in thousands)					9/30/2012	12/31/2011	$	%
North America Services					1,693,048	1,621,664	71,384	4.4%
International Services					459,423	433,203	26,220	6.1%
Merchant Services					582,250	487,858	94,392	19.3%
Intersegment assets					(764,802)	(684,333)	(80,469)	(11.8)%

Total assets					1,969,919	1,858,392	111,527	6.0%

	Three Months Ended September 30,				Nine Months Ended September 30,
			Change				Change
	2012	2011	Inc(Dec)%		2012	2011	Inc(Dec)%
North America Segment:
Accounts on File (AOF) (in millions)					413.4	341.9	71.5	20.9%
Transactions (in millions)	2,036.6	1,860.2	176.5	9.5%	5,907.7	5,270.6	637.1	12.1%

International Segment:
AOF (in millions)					53.0	50.5	2.5	4.9%
Transactions (in millions)	415.1	360.5	54.6	15.1%	1,200.5	1,027.2	173.3	16.9%

Merchant Segment:
Point-of-sale Transactions (in millions)	1,225.1	1,263.3	(38.2)	(3.0)%	3,724.5	3,739.1	(14.6)	(0.4)%

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TSYS Announces Third Quarter 2012 Earnings

TSYS

Balance Sheet

(unaudited)

(in thousands)

	Sep 30, 2012	Dec 31, 2011
Assets
Current assets:
Cash and cash equivalents	$356,569	316,337
Accounts receivable, net	248,441	248,541
Deferred income tax assets	8,987	12,872
Prepaid expenses and other current assets	76,956	72,431

Total current assets	690,953	650,181
Goodwill	422,508	355,498
Property and equipment, net	264,803	266,608
Computer software, net	198,973	215,244
Contract acquisition costs, net	162,790	162,987
Equity investments, net	83,037	82,924
Other intangible assets, net	102,278	81,250
Deferred income tax assets, net	6,037	4,069
Other assets	38,540	39,631

Total assets	$1,969,919	1,858,392

Liabilities
Current liabilities:
Current portion of notes payable	$23,743	181,251
Accounts payable	32,824	26,095
Accrued salaries and employee benefits	19,826	33,004
Current portion of obligations under capital leases	13,806	14,363
Other current liabilities	131,237	125,863

Total current liabilities	221,436	380,576
Long-term debt, excluding current portion	176,935	39,104
Deferred income tax liabilities	33,199	32,889
Obligations under capital leases, excluding current portion	20,422	24,489
Other long-term liabilities	67,575	60,325

Total liabilities	519,567	537,383

Redeemable noncontrolling interest	38,641	—

Equity
Shareholders’ equity:
Common stock	20,245	20,186
Additional paid-in capital	135,657	125,948
Accumulated other comprehensive loss, net	1,644	(445)
Treasury stock	(274,143)	(225,034)
Retained earnings	1,507,542	1,380,634

Total shareholders’ equity	1,390,945	1,301,289

Noncontrolling interests in consolidated subsidiaries	20,766	19,720

Total equity	1,411,711	1,321,009

Total liabilities and equity	$1,969,919	1,858,392

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TSYS Announces Third Quarter 2012 Earnings

TSYS

Cash Flow

(unaudited)

(in thousands)

	Nine Months Ended September 30,
	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$187,666	161,748
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments	(6,983)	(7,475)
Dividends received from equity investments	7,523	6,835
Net loss on foreign currency translation	2,259	2,751
Depreciation and amortization	127,329	125,403
Amortization of debt issuance costs	180	115
Share-based compensation	12,348	12,693
Excess tax benefit from share-based payment arrangements	(1,236)	(50)
Asset impairments	—	798
Provisions for bad debt expense and billing adjustments	813	328
Charges for transaction processing provisions	1,348	3,684
Deferred income tax expense (benefit)	(2,355)	15,833
(Gain) loss on disposal of equipment, net	77	(1,396)
Changes in operating assets and liabilities:
Accounts receivable	1,730	(4,382)
Prepaid expenses, other current assets and other long-term assets	4,406	(766)
Accounts payable	6,688	(15,629)
Accrued salaries and employee benefits	(13,567)	(2,610)
Other current liabilities and other long-term liabilities	5,761	(215)

Net cash provided by operating activities	333,987	297,665

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment, net	(24,296)	(18,121)
Additions to licensed computer software from vendors	(19,385)	(10,033)
Additions to internally developed computer software	(15,202)	(13,331)
Proceeds from sale of trade name	—	4,500
Cash used in acquisitions, net of cash acquired	(66,250)	(45,309)
Purchase of private equity investments	(2,370)	(1,573)
Additions to contract acquisition costs	(25,700)	(22,506)

Net cash used in investing activities	(153,203)	(106,373)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term debt borrowings and capital lease obligations	(188,395)	(21,052)
Proceeds from borrowings of long-term debt	158,633	—
Proceeds from exercise of stock options	9,451	1,743
Excess tax benefit from share-based payment arrangements	1,236	50
Repurchase of common stock	(61,556)	(73,361)
Debt issuance costs	(1,996)	—
Purchase of noncontrolling interests	—	(174,050)
Subsidiary dividends paid to noncontrolling shareholders	(2,797)	(433)
Dividends paid on common stock	(56,719)	(40,616)

Net cash used in financing activities	(142,143)	(307,719)

CASH AND CASH EQUIVALENTS:
Effect of exchange rate changes on cash and cash equivalents	1,591	2,345

Net increase (decrease) in cash and cash equivalents	40,232	(114,082)
Cash and cash equivalents at beginning of period	316,337	394,795

Cash and cash equivalents at end of period	$356,569	280,713

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TSYS Announces Third Quarter 2012 Earnings

Supplemental Information:

	Accounts on File
	Total
(in millions)	September 2012	September 2011	% Change
Consumer Credit	195.0	194.2	0.4
Government Services	48.8	32.6	49.7
Retail	24.1	23.2	4.1

Total Consumer	267.9	250.0	7.2
Commercial	36.3	33.4	8.7
Other	11.1	7.0	58.0

Subtotal	315.3	290.4	8.6
Prepaid/Stored Value	114.3	75.8	50.7
Commercial Card Single Use	36.8	26.2	40.6

Total AOF	466.4	392.4	18.9

Growth in Accounts on File (in millions):

	September 2011 to September 2012	September 2010 to September 2011
Beginning balance	392.4	339.2
Change in accounts on file due to:
Internal growth of existing clients	30.3	31.2
New clients	75.5	32.9
Purges/Sales	(29.0)	(10.0)
Deconversions	(2.8)	(0.9)

Ending balance	466.4	392.4

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TSYS Announces Third Quarter 2012 Earnings

Reconciliation of GAAP to Non-GAAP

Non-GAAP Measures

The schedule below provides a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents year-to-date 2012 financial results using the previous year’s foreign currency exchange rates. On a year-to-date constant currency basis, TSYS’ total revenues grew 4.6% as compared to a reported GAAP increase of 4.1%.

The non-GAAP financial measures of constant currency and revenues , with respect to year-to-date revenues and basic EPS presented by TSYS, are utilized by management to better understand and assess TSYS’ operating results and financial performance. TSYS also uses the non-GAAP financial measures to evaluate and assess TSYS’ financial performance against budget, as well as to evaluate financial performance for executive and management compensation purposes.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its use of non-GAAP financial measures provides investors with the same key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that the presentation of GAAP financial measures alone would not provide its shareholders and potential investors with the ability to appropriately analyze its ongoing operational results, and therefore expected future results. TSYS therefore believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

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TSYS Announces Third Quarter 2012 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2012	2011	Percent Change	2012	2011	Percent Change
Consolidated
Constant currency (1)	$470,470	459,747	2.3%	$1,397,952	1,336,732	4.6%
Foreign currency (2)	(2,411)	—		(6,080)	—

Total revenues	$468,059	459,747	1.8%	$1,391,872	1,336,732	4.1%

Constant currency (1)	$89,038	81,180	9.7%	$264,125	232,738	13.5%
Foreign currency (2)	1,855	—		3,696	—

Operating income	$90,893	81,180	12.0%	$267,821	232,738	15.1%

International Services
Constant currency (1)	$105,290	99,891	5.4%	$313,007	288,271	8.6%
Foreign currency (2)	(2,599)	—		(6,541)	—

Total revenues	$102,691	99,891	2.8%	$306,466	288,271	6.3%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.

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